--------------------------------------------------------------------------------
The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is finalized and until after the Securities and Exchange Commission issues an exemptive order relating to such securities. This Prospectus is not an offer to sell or the solicitation of an offer to buy these securities in any State in which the offer, solicitation or sale would be unlawful.
--------------------------------------------------------------------------------

iShares(R)
iShares Trust

iShares Trust consists of over 50 separate investment portfolios called "Funds." The Fund described in this Prospectus seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular equity index developed by FTSE/Xinhua Index Limited (the "Index Provider"). This Prospectus relates to the following Fund:

     iShares FTSE/Xinhua China 25 Index Fund

Barclays Global Fund Advisors ("BGFA") is the investment advisor to the Fund.

iShares Trust (the "Trust") is a registered investment company. The shares of the Trust, called "iShares," are listed and traded on national and foreign securities exchanges, such as the NYSE. Market prices for a Fund's iShares may be different from its net asset value per share ("NAV"). The Fund has its own CUSIP number and exchange trading symbol.

The Fund issues and redeems iShares at NAV only in blocks of 50,000 iShares or multiples thereof ("Creation Units"). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.

Except when aggregated in Creation Units, iShares are not redeemable securities.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                          Prospectus dated ______, 2004

     Table of Contents

Details on Investing      Overview..........................................   3
 in iShares               Introduction......................................   3
                          Investment Objective..............................   3

                          Principal Investment Strategies...................   3
                          Replication.......................................   4
                          Representative Sampling...........................   4
                          Correlation.......................................   4
                          Industry Concentration Policy.....................   4

Details on the Risks of   Principal Risk Factors Common to All Funds........   4
 Investing in iShares     Market Risk.......................................   4
                          Asset Class Risk..................................   4
                          Passive Investments ..............................   4
                          Concentration.....................................   5
                          Derivatives ......................................   5
                          Tracking Error Risk ..............................   5
                          Market Trading Risks .............................   5
                          Lack of Governmental Insurance or Guarantee ......   5

Details on the            Description of iShares FTSE Index Funds...........   6
 iShares Fund             iShares FTSE/Xinhua China 25 Index Fund...........   7

Details on Management     Management........................................  12
 and Operations           Investment Advisor................................  12
                          Administrator, Custodian and Transfer Agent.......  12

Details on Buying and     Shareholder Information...........................  12
 Selling iShares          Buying and Selling iShares........................  12
                          Book Entry........................................  13
                          iShare Prices.....................................  13
                          Determination of Net Asset Value..................  13
                          Dividends and Distributions.......................  13
                          Taxes.............................................  13
                          Taxes on Distributions............................  14
                          Taxes when iShares are Sold.......................  14
                          Creations and Redemptions.........................  14
                          iShares Transaction Fees..........................  15

                          Distribution......................................  15

                          Financial Highlights..............................  15

                          Index Provider....................................  16

                          Disclaimers.......................................  17

Overview

Introduction

This Prospectus provides the information you need to make an informed decision about investing in iShares. It contains important facts about the Trust as a whole and the Fund in particular.

An index is a group of securities that an Index Provider selects as representative of a market, market segment or specific industry sector. The Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index.

The Fund is an "index fund" that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its "Underlying Index") developed by the Index Provider.

     FXI is a Hong Kong incorporated, joint venture company between FTSE, the global index company, and Xinhua Financial Network. The company was created to facilitate the development of real-time indices for the Chinese market that can be used as performance benchmarks and as a basis for index tracking funds.

BGFA, the investment advisor to the Fund, is a subsidiary of Barclays Global Investors, N.A. ("BGI"). BGFA and its affiliates are not affiliated with the Index Provider.

The Principal Investment Strategies and the Principal Risk Factors Common to All Funds sections discuss the principal strategies and risks applicable to the Fund, while the Description of iShares Funds section provides important information about the Fund, including a brief description of its Underlying Index and principal risks specific to the Fund.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index. The Fund's investment objective may be changed without shareholder approval.

Principal Investment Strategies

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the market it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate some of the risks of active management, such as poor security selection. Indexing may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund will invest at least 90% of its assets in the securities of its Underlying Index or in American Depository Receipts ("ADRs") based on securities in the Underlying Index. The Fund may invest up to 10% of its assets in securities not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in securities not included in the relevant Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA.

BGFA uses two basic indexing strategies -- Replication and Representative Sampling -- as described below. The Description of iShares Funds section describes the strategy of the Fund.

Replication

"Replication" is investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

Representative Sampling

"Representative Sampling" is investing in a representative sample of securities in the Underlying Index, which have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Correlation

An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index will vary somewhat due to transaction costs, market impact, corporate actions (such as mergers and spin-offs) and timing variances.

BGFA expects that, over time, the correlation between the Fund's performance and that of its Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. Any correlation of less than 100% is called "tracking error." A Fund using Representative Sampling can be expected to have a greater tracking error than a Fund using Replication.

Industry Concentration Policy

The Fund will not concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries except that the Fund will concentrate its investments to approximately the same extent that its Underlying Index is so concentrated. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Principal Risk Factors Common to all Funds

The Fund is subject to the principal risks described below. Additional principal risks associated with the Fund are discussed under the description of the Fund in the Description of iShares Funds section. Some or all of these risks may adversely affect the Fund's NAV, trading price, yield, total return and/or its ability to meet its objectives.

Market Risk

The Fund's NAV will react to securities markets movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to market movements, and over longer periods during market downturns.

Asset Class Risk

The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

Passive Investments

The Fund is not actively managed. The Fund may be affected by a general decline in the foreign market segments relating to its Underlying Index. The Fund invests in the securities included in its Underlying Index regardless of their investment merit. BGFA does not attempt to take defensive positions in declining markets.

Concentration

If the Underlying Index concentrates in a particular industry, group of industries or sector, the Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, if the Fund concentrates in a single industry or group of industries it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

Derivatives

A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Tracking Error Risk

Factors such as the fees and expenses of the Fund, imperfect correlation between the Fund's securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory policies may affect the Fund's ability to achieve close correlation with its Underlying Index. The Fund's returns may therefore deviate from those of its Underlying Index.

Market Trading Risks

Absence of Prior Active Market

     Although the iShares described in this Prospectus are listed for trading on national securities exchanges, there can be no assurance that an active trading market for iShares will develop or be maintained.

Lack of Market Liquidity

     Secondary market trading in iShares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in iShares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the iShares of the Fund will continue to be met or will remain unchanged.

iShares May Trade at Prices Other Than NAV

     iShares may trade at, above or below their NAV. The NAV of iShares will fluctuate with changes in the market value of the Fund's holdings. The trading prices of the Fund's iShares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that iShares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund's iShares should not be sustained.

Lack of Governmental Insurance or Guarantee

An investment in a Fund is not a bank deposit nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Description of iShares FTSE Index Fund

iShares FTSE Index Fund

     .  iShares FTSE/Xinhua China 25 Index Fund

FTSE/Xinhua China 25 Index is a registered trademark of FTSE/Xinhua Index Ltd. ("FXI") and its affiliates and has been licensed for use for certain purposes by Barclays Global Investors, N.A. The Fund, which is based on the FTSE/Xinhua China 25 Index, has not been passed on by FXI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by FXI. FXI makes no warranties and bears no liability with respect to the Fund. FXI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund's shares.

iShares FTSE/Xinhua China 25 Index Fund

Cusip: ___________
Trading Symbol: _______
Underlying Index: FTSE/Xinhua China 25 Index
--------------------------------------------

Investment Objective

The iShares FTSE/Xinhua China 25 Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE/Xinhua China 25 Index ("the Index").

Principal Investment Strategy

The Index is designed to represent the performance of the largest companies in the mainland China equity market that are available to international investors. The Index consists of 25 of the largest and most heavily traded Chinese companies. Securities in the Index are weighted based on the total market value of their shares, so that securities with higher total market values generally have a higher representation in the Index. All of the Index's component securities trade on the Hong Kong Stock Exchange and each security in the Index is a current constituent of the FTSE All-World Index. As of December 31, 2003 the Index's top three holdings were BOC Hong Kong (Holdings), Petrochina and China Mobile and the Index's top three industries were oil & gas, telecommunications services and banks. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Since foreign exchanges are open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

.. Because the Fund's NAV is determined on the basis of U.S. dollars, you may lose money if you invest in the Fund if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

.. An investment in the Fund involves risks similar to those of investing in a broad-based portfolio of non-U.S. equity securities. Investing in the Fund generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. The principal risk factors, which could decrease the value of your investment, are listed and described below:

     .  Less liquid and less efficient securities markets;

     .  Greater price volatility;

     .  Exchange rate fluctuations and exchange controls;

     .  Less publicly available information about issuers;

     .  The imposition of withholding or other taxes;

     . The imposition of restrictions on the expatriation of funds or other assets of the Fund;

     . Higher transaction and custody costs and delays and risks of loss attendant in settlement procedures;

     .  Difficulties in enforcing contractual obligations;

     .  Lesser levels of regulation of the securities markets;

     .  Different accounting, disclosure and reporting requirements;

     .  More substantial government involvement in the economy;

     .  Higher rates of inflation;

     . Greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war;

     . The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

In addition to the principal risk factors referred to elsewhere in this prospectus, you may wish to consider other information which could effect the performance of the Fund. For example, although mainland China is becoming open to increased foreign investment, mainland China's economy is subject to significant government regulation, which may create political and economic uncertainty. The government of China has been making substantial investments to continue to develop a more market-based economy, but there can be no assurance that these efforts will be successful. Although mainland China's gross national product has grown in recent years, there can be no assurance this growth will continue.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the Listing Exchange.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

     Shareholder Fees
          (fees paid directly from your investment, but see the
           Creation Transaction Fees and Redemption Transaction
           Fees discussion below)                                          None
     Annual Fund Operating Expenses
          (expenses that are deducted from the Fund's assets)**
          Management Fees                                                  0.74%
          Distribution and Service (12b-1) Fees                            None
          Other Expenses***                                                None
     --------------------------------------------------------------------------
     Total Annual Fund Operating Expenses                                  0.74%
     --------------------------------------------------------------------------

            * You will incur customary brokerage commissions when buying or selling shares of the Fund.

           **  Expressed as a percentage of average net assets.

          *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                               1 Year   3 Years

                               $   76   $   237

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems iShares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $________ is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of __________ was $_________. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a Standard Redemption Fee of $________ on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $__________ and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $_________ if the Creation Unit is redeemed after one year, $_________ if the Creation Unit is redeemed after three years.

----------
* See iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

Management

Investment Advisor

As investment advisor, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of its assets. BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Fund to operate.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage expenses and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

BGFA receives fees from the Fund based on a percentage of the Fund's average daily net assets, as shown in the following table.

iShares Index Fund                        Management Fee
------------------                        --------------

iShares FTSE/Xinhua China 25 Index Fund             0.74%

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, together with its affiliates, is the world's largest investment advisor of institutional investment assets. As of November 30, 2003, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1 trillion. BGI, BGFA, Barclays Global Investor Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

Administrator, Custodian and Transfer Agent

Investors Bank & Trust Company ("Investors Bank") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell iShares of the Fund, is available free of charge by calling toll-free: 1-800-iShares or visiting our website www.iShares.com.

Buying and Selling iShares

iShares trade on national securities exchanges and elsewhere during the trading day and can be bought and sold throughout the trading day like shares of other publicly-traded securities. There is no minimum investment. When buying or selling iShares through a broker, you will incur customary brokerage commissions and charges.

iShares may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section.

iShares trade under the ticker symbols listed for the Fund in the Description of iShares Funds section.

The New York Stock Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including iShares. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the iShares Funds, including that such investment companies enter into an agreement with the Funds.

Book Entry

iShares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company ("DTC") or its nominee, is the record owner of all outstanding iShares of the Fund and is recognized as the owner of all iShares for all purposes.

Investors owning iShares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all iShares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of iShares, you are not entitled to receive physical delivery of stock certificates or to have iShares registered in your name, and you are not considered a registered owner of iShares. Therefore, to exercise any right as an owner of iShares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or "street name" form.

iShare Prices

The trading prices of iShares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

The approximate value of iShares of the Fund will be disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the Fund is listed or by other information providers, such as Bloomberg. This approximate value should not be viewed as a "real-time" update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

Determination of Net Asset Value

Investors Bank calculates the Fund's NAV in accordance with the standard formula for valuing mutual fund shares as of the close of regular trading (normally 4:00 p.m. Eastern time) every day the NYSE is open for trading. The formula calls for deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of shares outstanding. Investors Bank values the securities at their current market prices. If such prices are not readily available, Investors Bank uses estimates of the securities' fair value in accordance with guidelines approved by the Trust's Board of Trustees.

Dividends and Distributions

The Fund pays out dividends to investors at least annually. The Fund distributes its net capital gains, if any, to investors annually.

Taxes

As with any investment, you should consider how your investment in iShares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in iShares.

Unless your investment in iShares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

..  The Fund makes distributions, and
..  You sell iShares.

Taxes on Distributions

Distributions paid out of the Fund's net investment income (other than qualified dividend income), including distributions out of a Fund's net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund's iShares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. In order for a distribution by the Fund to be treated as qualified dividend income, the Fund must meet holding period and other requirements with respect to its dividend paying stocks and you must meet holding period requirements and other requirements with respect to the Fund's iShares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Since more than 50% of the total assets of the Fund will almost certainly consist of foreign stocks or securities, the Fund intends to "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

If you are a resident or citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes when iShares are Sold

Currently, any capital gain or loss realized upon a sale of iShares is generally treated as long-term gain or loss if iShares have been held for more than one year. Any capital gain or loss realized upon a sale of iShares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of iShares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such iShares.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of iShares. Consult your personal tax adviser about the potential tax consequences of an investment in iShares under all applicable tax laws.

Creations and Redemptions

The iShares that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units, each of which generally consists of 50,000 iShares or multiples thereof. Each "creator" enters into an authorized participant agreement with SEI Investments Distribution Co. ("SEI"), the Fund's distributor, and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, iShares can only be redeemed in a specified number of Creation Units, principally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, iShares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant, and in each case, must have executed an agreement with SEI with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.

Because new iShares may be created and issued on an ongoing basis, at any point during the life of the Fund, a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on an exchange.

iShares Transaction Fees

The Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares. Purchasers and redeemers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees for creations and redemptions in kind for the Fund are discussed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units, and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The creation and redemption transaction fees for creations and redemptions through DTC and for cash (when cash creations and redemptions are available or specified) will also be subject to an additional variable charge of up to a maximum of four times the amount shown below under "Maximum Creation/Redemption Transaction Fee." In addition, purchasers of iShares in Creation Units are responsible for payment of the costs of transferring securities to the Fund. Redeemers of iShares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of __________, the approximate value of one Creation Unit of the Fund, including the creation transaction fee.

                                                            Standard      Maximum
                                           Approximate     Creation/     Creation/
                                           Value of a      Redemption    Redemption
                                          Creation Unit   Transaction   Transaction
                                          as of _______       Fee           Fee
                                          -------------   -----------   -----------
iShares FTSE/Xinhua China 25 Index Fund   $               $             $

Distribution

SEI Investments Distribution Co. (the "Distributor") serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in iShares. The Distributor's address is 1 Freedom Valley Drive, Oaks, PA 19456.

The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

Financial Highlights

Financial highlights for the Fund are not presented because, as of the date of this Prospectus, the Fund had no financial information to report.

Index Provider

FTSE/Xinhua Index Limited ("FXI") is the index provider for the FTSE/Xinhua China 25 Index. FXI is not affiliated with the Trust, BGI, BGFA, Investors Bank, or the Distributor.

FXI is a Hong Kong incorporated, joint venture company between FTSE, the global index company, and Xinhua Financial Network. The company was created to facilitate the development of real-time indices for the Chinese market that can be used as performance benchmarks and as a basis for index tracking funds.

FTSE Group is an independent company whose sole business is the creation and management of indices and associated data services. The company originated as a joint venture between the Financial Times and the London Stock Exchange. FTSE calculates over 60,000 indices daily, including more than 600 real-time indices.

Xinhua Financial Network ("XFN") is an independent financial information provider that focuses on China's markets. XFN is based in Hong Kong and Beijing.

BGI has entered into a license agreement with FXI to use the FTSE/Xinhua China 25 Index. BGI is sub-licensing rights in the FTSE/Xinhua China 25 Index to iShares Trust at no charge.

Disclaimers

The Fund is not sponsored, offered or sold by FTSE/Xinhua Index Limited ("FXI"). FXI makes no representation or warranty, express or implied, to the owners of the iShares Funds or any member of the public regarding the advisability of investing in securities generally or in iShares particularly or the ability of the Fund to track the total return performance of the FTSE/Xinhua China 25 Index (the "Index") or the ability of the Index to track stock market performance. FXI is the licensor of certain trademarks and tradenames to BGI. The Index is determined, composed and calculated by FXI or its agents without regard to BGI or the Fund. FXI has no obligation to take the needs of BGI, BGFA or the shareholders of the Fund into consideration in determining, composing or calculating the Index. FXI is not responsible for, nor has it participated in, the determination of the prices and amount of iShares or the timing of the issuance or sale of iShares or in the determination or calculation of the redemption price per share. FXI has no obligation or liability in connection with the administration of the Trust, or the marketing of the Fund.

The NYSE does not guarantee the accuracy and/or the completeness of the Index or any data included therein. The NYSE expressly disclaims and shall have no liability for any errors, omissions, or interruptions therein. The NYSE makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, the Fund, the shareholders thereof, or any other person or entity from the use of the Index or any data included therein. The NYSE makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the NYSE have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the Index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the iShares of the Fund, or any other person or entity from the use of the Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Copies of the Prospectus can be found on our website at www.iShares.com. For more detailed information on the iShares Trust and iShares, you may request a copy of the Statement of Additional Information ("SAI").

The SAI provides detailed information about the Fund, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have questions about the Fund or iShares or you wish to obtain the SAI free of charge, please:

      Call:   1-800-iShares
              Monday through Friday
              8:00 a.m. to 8:00 p.m. (Eastern time)

      Write:  iShares Trust
              c/o SEI Investments Distribution Co.
              1 Freedom Valley Drive
              Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its iShares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

                    Investment Company Act File No. 811-09729

--------------------------------------------------------------------------------
The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective and until after the Securities and Exchange Commission issues an exemptive order relating to such securities. This Statement of Additional Information is not an offer to sell or the solicitation of an offer to buy these securities in any State in which the offer, solicitation or sale would be unlawful.
--------------------------------------------------------------------------------

iShares Trust

Statement of Additional Information for

iShares FTSE/Xinhua China 25 Index Fund

Dated _______________, 2004

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the current Prospectus (the "Prospectus") for the iShares FTSE/Xinhua China 25 Index Fund of iShares Trust (the "Trust") as such Prospectus may be revised from time to time. The current Prospectus for the iShares FTSE/Xinhua China 25 Index Fund (the "Fund"), is dated _______________, 2004. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. ("SEI" or the "Distributor"), at 1 Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares or visiting www.ishares.com.

Table of Contents

                                                                            Page
                                                                            ----
General Description of the Trust and its Funds...........................      1
Exchange Listing and Trading.............................................      1
Investment Strategies and Risks..........................................      2
     Lack of Diversification of Certain Funds............................      2
     Lending Portfolio Securities........................................      3
     Repurchase Agreements...............................................      3
     Reverse Repurchase Agreements.......................................      3
     Currency Transactions...............................................      4
     Money Market Instruments............................................      4
     Investment Companies, REITs.........................................      4
     Foreign Securities..................................................      4
     Illiquid Securities.................................................      5
     Short-Term Instruments and Temporary Investments....................      5
     Futures and Options.................................................      5
          Options on Futures Contracts...................................      5
     Swap Agreements.....................................................      6
          Future Developments............................................      6
     General Considerations and Risks....................................      6
     Risks of Futures and Options Transactions...........................      6
     Risks of Swap Agreements............................................      7
     Non-U.S. Equity Portfolios..........................................      7
Proxy Voting Policy......................................................      7
Investments in Subject Equity Markets....................................      8
Construction and Maintenance Standards for the Underlying Index..........      8
FTSE/Xinhua China 25 Index...............................................      8
Investment Limitations...................................................     10
Continuous Offering......................................................     11
Management...............................................................     12
     Trustees and Officers...............................................     13
     Committees of the Board of Trustees.................................     15
     Approval of Investment Advisory Contract............................     15
     Remuneration of Trustees............................................     16
     Investment Advisor..................................................     17
     Code of Ethics......................................................     17
     Administrator, Custodian and Transfer Agent.........................     17
     Distributor.........................................................     18
     Index Provider......................................................     18
Brokerage Transactions...................................................     19
Additional Information Concerning the Trust..............................     19
   Shares................................................................     19
   Termination of the Trust or a Fund....................................     20
   DTC Acts as Securities Depository for the iShares.....................     20
Creation and Redemption of Creation Unit Aggregations....................     21
   Creation..............................................................     21
   Fund Deposit..........................................................     21
   Procedures for Creation of Creation Unit Aggregations.................     22

--------------------------------------------------------------------------------
page ii                                                                  iShares

   Placement of Creation Orders..........................................     22
   Acceptance of Orders for Creation Unit Aggregations...................     23
   Creation Transaction Fee..............................................     24
   Redemption of iShares in Creation Unit Aggregations...................     24
   Redemption Transaction Fee............................................     24
   Placement of Redemption Orders........................................     25
Taxes....................................................................     25
   RIC Qualifications....................................................     25
   Taxation of RICs......................................................     25
   Excise Tax............................................................     26
   Back-Up Withholding...................................................     26
   Section 351...........................................................     26
   Qualified Dividend Income.............................................     26
   Corporate Dividends Received Deduction................................     26
   Net Capital Loss Carryforwards (Unaudited )...........................     26
   Funds Holding Foreign Investments.....................................     26
   Federal Tax Treatment of Complex Securities...........................     26
Determination of NAV.....................................................     27
Dividends and Distributions..............................................     27
   General Policies......................................................     27
   Dividend Reinvestment Service.........................................     28
Financial Statements.....................................................     29
Miscellaneous Information................................................     30
   Counsel...............................................................     30
   Independent Auditors..................................................     30

--------------------------------------------------------------------------------
iShares                                                                 page iii

General Description of the Trust and its Funds

The iShares Trust (the "Trust") currently consists of over 50 investment portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "Securities Act"). This Statement of Additional Information relates to the iShares FTSE/Xinhua China 25 Index Fund (the "Fund").

The shares of the Fund are referred to herein as "iShares."

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the "Underlying Index") representing publicly traded equity securities of companies in a particular broad market, market segment, market sector or group of industries. The Fund is managed by Barclays Global Fund Advisors ("BGFA"), a subsidiary of Barclays Global Investors, N.A. ("BGI").

The Fund offers and issues iShares at their net asset value per share ("NAV") only in aggregations of a specified number of iShares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The iShares described in the Prospectus and this SAI are listed and traded on national securities exchanges, such as the American Stock Exchange ("AMEX"), Chicago Board Options Exchange ("CBOE") and the New York Stock Exchange, Inc. (the "NYSE"). iShares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. iShares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units typically are a specified number of iShares, generally 50,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of iShares although it has no current intention of doing so. iShares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 105%, which BGFA may change from time to time, of the market value of the missing Deposit Securities. See the Creation and Redemption of Creation Unit Aggregations section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

Unless otherwise specified, all references in this SAI to "dollars," "USD," "US$" or "$" are to United States Dollars and all references to "Yuan" are to Chinese Yuan. On December 31, 2003, the 4:00 p.m. buying rate in New York City for cable transfers payable in Yaun, as certified for customs purposes by the Federal Reserve Bank of New York, were Yuan 8.29 for each U.S. $1.00. Some numbers in this SAI have been rounded. All U.S. Dollar equivalents provided in this SAI are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus in the Shareholder Information section. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of iShares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the iShares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the iShares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the iShares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the share prices of iShares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in the securities issued by companies that comprise the Relevant Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

Some funds will engage in Replication, which means they hold substantially all of the securities of the Underlying Index in approximately the same proportions as reflected in the Underlying Index. Other funds will engage in Representative Sampling, which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Funds that Use Replication               Funds that Use Representative Sampling
--------------------------               --------------------------------------
                                         iShares FTSE/Xinhua China 25 Index Fund

At least 90% of the Fund's assets will be invested in securities in its Underlying Index or in American Depository Receipts ("ADRs") based on securities in its Underlying Index. The Fund may invest up to 10% of its assets in securities not included in its Underlying Index but which BGFA believes will help the Fund track its Underlying Index. The following examples illustrate the circumstances in which the Fund could hold securities not included in its Underlying Index. First, in order to reflect various corporate actions (such as mergers) and other changes in the fund's Underling Index (reconstitutions), a fund may hold securities that are announced as additions to the Underlying Index prior to their actual date of inclusion in such Index. Second, the Fund may hold securities that have been recently deleted from its Underlying Index due to various corporate actions and reconstitutions. Third, the Fund may invest in securities outside the Underlying Index when necessary to meet the diversification requirements of a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). In such cases, the securities outside the Underlying Index will be securities in the relevant market, market segment, market sector or group of industries tracked by such Index. The Fund may also invest its other assets in futures contracts, options on futures contracts, options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA.

Representative Sampling is used for those funds where BGFA believes that Replication is not the most effective means to track the Underlying Index. The number of securities, liquidity of underlying securities, restrictions on the ownership of securities, high transaction expenses and other trading costs, and tax and other regulatory restrictions are among the factors that BGFA considers. Although Representative Sampling has been an effective means of approximating index performance in the past, it will not usually enable a Fund to track the Underlying Index's performance with the accuracy achieved by Replication. The Fund will be reviewed regularly and adjusted, when necessary, to correlate with the relevant Underlying Index.

Lack of Diversification of Certain Funds. The following table sets forth the diversification status of the Fund.

Diversified Funds                        Non-Diversified Funds
-----------------                        ---------------------
                                         iShares FTSE/Xinhua China 25 Index Fund

With respect to 75% of a fund's total assets, a diversified fund does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund's total assets may be invested in any manner.

A "non-diversified" classification means that a fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the fund's investment portfolio. This may adversely affect the Fund's performance or subject its iShares to greater price volatility than that experienced by more diversified investment companies.

In addition, both diversified and non-diversified funds may concentrate their investments in a particular industry or group of industries, as noted in the description of the fund. The securities of issuers in particular industries may dominate the Underlying Index of such a fund and consequently the fund's investment portfolio. This may adversely affect the fund's performance or subject its iShares to greater price volatility than that experienced by less concentrated investment companies.

--------------------------------------------------------------------------------
page 2                                                                   iShares

The Fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain funds and makes it less likely that such funds will meet their investment objectives.

Lending Portfolio Securities. Pursuant to guidelines approved by the Board, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the U.S., organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Fund's securities lending agent considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the applicable Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

BGI acts as securities lending agent for the Fund, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Fund has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should a Fund enter into a repurchase agreement, the Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, the Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BGFA received an exemptive order from the SEC which permits the funds it manages, including the funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Fund is permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

Investment Companies, REITs. The Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts to the extent allowed by law. Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. The Fund may invest its assets in securities of money market funds advised by BGFA or otherwise affiliated with the Fund. The Fund will not invest more than 10% of its total assets in investment companies or other pooled investment vehicles.

Foreign Securities. The Fund may purchase publicly traded common stocks of foreign corporations represented in the Underlying Index. The Fund's investment in common stock of foreign corporations represented in the Underlying Index may also be in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which

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

could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Short-Term Instruments and Temporary Investments. The Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC");
(iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA, (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks that may be purchased by the Fund.

Futures and Options. The Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Fund may enter into futures contracts to purchase security indices when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this Statement of Additional Information and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks. A discussion of the risks associated with an investment in a Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the relevant sections of the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of iShares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Underlying Indices are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's iShares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its

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

required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

Non-U.S. Equity Portfolios. An investment in iShares involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

Proxy Voting Policy

The Trust has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Fund. Therefore, the remainder of this section discusses BGFA's proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for the Fund in a manner that BGFA, in the exercise of its independent business judgement, concludes is in the best economic interests of the Fund. In some cases, BGFA may determine that it is in the best interests of the Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S.

securities that might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

     . BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

     . BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

     . BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having any influence on BGFA's proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA's independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or
(ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary's instructions.

Investments in Subject Equity Markets

A brief description of the equity market in which the Fund invests is provided below.

The Chinese Equity Markets

General Background.

Mainland China's economy has gradually been transitioning from a centrally planned economy to a more market based economy. While the government continues to play a dominant role in the economy, the economic influence of individual citizens has been steadily increasing. Private enterprise continues to grow in place of the large state-owned enterprises and foreign investment continues to contribute to economic growth. In 2003, with its 1.3 billion people but a GDP of just $5,000 per capita, China stood as the second largest economy in the world after the US (measured on a purchasing power parity basis). Accession to the World Trade Organization in 2001 helps strengthen China's ability to maintain strong growth rates, but challenges the hybrid system of strong political controls and growing market influences.

China's chief industries include iron and steel, cement, chemical fertilizers, footwear, toys, food processing, automobiles, consumer electronics, telecommunications, coal, machine building, armaments, textiles and apparel, and petroleum. China's main exports are machinery and equipment, textiles and clothing, footwear, toys and sporting goods, and mineral fuels. While China's main imports consists of machinery and equipment, mineral fuels, plastics, iron and steel, chemicals. In 2002, China's GDP was estimated at $5.99 trillion. Agriculture, industry and construction, and services are approximately 15%, 51% and 34% of the GDP-composition by sector respectively.

Reporting, Accounting and Auditing. The mainland China reporting, accounting and auditing standards differ from U.S. standards. In general, Chinese corporations do not provide all of the disclosures required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

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page 8                                                                   iShares

Size of Equity Markets. As of November 2003, the total market capitalization of the mainland China markets (Shanghai and Shenzhen Exchanges) was approximately US$484 BN (Source: World Federation of Exchanges).

Construction and Maintenance Standards for the Underlying Index

Index Dissemination. Bloomberg intends to provide approximate values of the iShares of the Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per iShare of the Fund, because it may not be calculated in the same manner as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such amount and make no warranty as to its accuracy.

Brief descriptions of the Underlying Index on which the Fund is based and the equity markets in which the Fund is invested are provided below.

The FTSE/Xinhua China 25 Index

Index Description. The FTSE/Xinhua China 25 Index represents the performance of the largest 25 companies in the mainland China equity market. The securities in the Index are weighted based on the total market value of their shares. Securities with higher total market values generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to avoid over-concentration in any one stock.

The FTSE/Xinhua China 25 Index consists of three types of shares: "B" shares, "H" shares and "Red Chip" shares.

"B" shares are incorporated in China and trade on either the Shanghai or Shenzhen stock exchanges. They are quoted in U.S. dollars on the Shanghai stock exchange and Hong Kong dollars on the Shenzhen stock exchange. They can be traded by non-residents of the People's Republic of China and also residents of the People's Republic of China with appropriate foreign currency dealing accounts. This share class comprises a relatively small percentage of the Index.

"H" shares are incorporated in China and nominated by the Central Government for listing and trading on the Hong Kong exchange. They are quoted and traded in Hong Kong and U.S. dollars. Like other securities trading on the Hong Kong exchange, there are no restrictions on who can trade "H" shares.

"Red Chip" shares are incorporated in Hong Kong and trade on the Hong Kong stock exchange. They are quoted in Hong Kong dollars. Red Chip companies are substantially owned directly or indirectly by the Chinese Government and have the majority of their business interested in mainland China. Like other securities trading on the Hong Kong exchange, there are no restrictions on who can trade "Red Chip" shares.

Component Selection Criteria. The FTSE/Xinhua China 25 Index is primarily rule-based but monitored by a governing committee. The Secretary to the FTSE/Xinhua China 25 Index Committee is responsible for conducting the quarterly review of constituents for the FTSE/Xinhua China 25 Index and will recommend to the FTSE/Xinhua China 25 Index Committee any constituents to be inserted or deleted as part of the quarterly review. All eligible securities will be ranked by their current full market capitalizations.

Eligibility. Each security included in the Index will be a current constituent of the FTSE All-World Index. All classes of equity securities in issue are eligible for inclusion in the FTSE/Xinhua China 25 Index subject to conforming with free-float and liquidity restrictions. B shares, H shares and Red Chip shares are eligible for inclusion in the Index. As of January 16, 2004, only two index constituents were B shares (less than 3% of the Index). The Index Provider expects to eventually eliminate B shares from the Index.

Float-Adjusted Market Capitalization. When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the company's shares outstanding. Shares owned by other companies are also excluded regardless of whether they are index constituents.

In countries with regulated environments, where a foreign investment limit exists at the sector or company level, the constituent's weight will reflect either the foreign investment limit or the percentage float, whichever is the more restrictive.

Liquidity. When calculating a company's index weight, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the company's shares outstanding. Shares owned by other companies are also excluded regardless of whether such companies are index constituents.

Stocks are screened to ensure there is sufficient liquidity to be traded. Factors in determining liquidity include the availability of current and reliable price information and the level of trading volume relative to shares outstanding. Value traded and float turnover are also analyzed on a monthly basis to ensure ample liquidity.

Index Maintenance and Issue Changes. The FTSE/Xinhua China 25 Index Committee is responsible for undertaking the review of the FTSE/Xinhua China 25 Index and for approving changes of constituents. The FTSE Global Classification Committee is responsible for the industry classification of constituents of the FTSE/Xinhua China 25 Index within the FTSE Global Classification System. The FTSE Global Classification Committee may approve changes to the FTSE Global Classification System and Management Rules. FTSE/Xinhua appoints the Chairman and Deputy Chairman of the FTSE/Xinhua China 25 Index Committee. The Chairman, or in his absence Deputy Chairman, will chair meetings of the Committee and will represent that Committee outside meetings. The Chairman and Deputy Chairman of the FTSE/Xinhua China 25 Index Committee are collectively responsible for approving constituent changes to the FTSE/Xinhua China 25 Index between meetings of the Committee on advice from the Secretary to the Committee and as permitted and as specified by the Ground Rules. Adjustments to reflect a major change in the amount or structure of a constituent company's issued capital will be made before the start of the index calculation on the day on which the change takes effect. Adjustments to reflect less significant changes will be implemented before the start of the index calculation on the day following the announcement of the change. All adjustments are made before the start of the index calculations on the day concerned, unless market conditions prevent this.

Additions. A company will be inserted into the FTSE/Xinhua China 25 Index at the periodic review if it rises to 15th position or above when the eligible companies are ranked by full market value before the application of any investibility weightings.

Deletions. A company in the FTSE/Xinhua China 25 Index will be deleted at the periodic review if it falls to 36th position or below when the eligible companies are ranked by full market value before the application of any investibility weighting. Any deletion to the Index will simultaneously entail an addition to the Index in order to maintain 25 Index constituents at all times.

Revisions to the Float Adjustments. The FTSE/Xinhua China 25 Index is periodically reviewed quarterly for changes in free float. These reviews will coincide with the quarterly reviews undertaken of the Index. Implementation of any changes will be after the close of the index calculation on the third Friday in January, April, July and October.

Quarterly Index Rebalancing. The quarterly review of the FTSE/Xinhua China 25 Index constituents takes place in January, April, July and October. Any constituent changes will be implemented on the next trading day following the third Friday of the same month of the review meeting. Details of the outcome of the review and the dates on which any changes are to be implemented will be published as soon as possible after the FTSE/Xinhua Index Committee meeting has concluded.

Index Availability. The FTSE/Xinhua China 25 Index is calculated in real time and published every minute. It is distributed through Reuters and Thomson Financial and made available to other international data vendors. Daily values are also made available to major newspapers and can be found at the FTSE Index Services web site: www.ftse.com.

Real-Time Calculation. The FTSE/Xinhua China 25 Index uses Reuters trade prices (which are based on local stock exchange quotations) and Reuters real-time spot currency rates. The FTSE/Xinhua China 25 Index is published every minute during the index period (09:15 - 16:00 Local Hong Kong Time) or (17:15 - 24:00 U.S.
PDT).

The FTSE/Xinhua China 25 Index will not be calculated on January 1st.

Exchange Rates and Pricing. The FTSE/Xinhua China 25 Index uses Reuter's real-time foreign exchange spot rates and Reuters real-time security prices. The FTSE/Xinhua China 25 Index is calculated in Hong Kong Dollars. Non Hong Kong Dollar denominated constituent prices are converted to Hong Kong Dollars in order to calculate the Index. The foreign exchange rates and security prices received form Reuters at the closing time of the Index are used to calculate the final index levels.

Inception Date.  The inception date of the FTSE/Xinhua China 25 is June 2001.

--------------------------------------------------------------------------------
page 10                                                                  iShares

Investment Limitations

The Board has adopted as fundamental policies the Fund's investment restrictions, numbered one through six below. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities. The Fund may change its investment objective and its Underlying Index without a shareholder vote.

The Fund will not:

1. Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies, set forth above, the Fund will not invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

For purposes of the percentage limitation on the Fund's investments in illiquid securities, foreign equity securities, though not registered under the Securities Act, are not deemed illiquid with respect to the Fund if they are otherwise readily marketable. Such securities ordinarily are considered to be "readily marketable" if they are traded on an exchange or another organized market and are not legally restricted from sale by the Fund. BGFA monitors the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

..  The frequency of trades and quotes for the security;

.. The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

..  Dealer undertakings to make a market in the security; and

.. The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

Continuous Offering

The method by which Creation Unit Aggregations of iShares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of iShares are issued and sold by the Fund on an ongoing basis, at any point a "distribution" as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent iShares, and sells such iShares directly to customers, or if it chooses to couple the creation of a supply of new iShares with an active selling effort involving solicitation of secondary market demand for iShares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in iShares, whether or not participating in the distribution of iShares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to iShares are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the Prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

iShares Trust, iShares, Inc., Master Investment Portfolio and Barclays Global Investors Funds, each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 82 funds within the fund complex. In addition, Richard K. Lyons and Lee T. Kranefuss each serve as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and, as a result, oversees an additional 25 portfolios within the fund complex.

--------------------------------------------------------------------------------
page 12                                                                  iShares

                                                        Trustees and Officers
          ----------------------------------------------------------------------------------------------------------------
                                          Position(s), Length   Principal Occupation(s) During
             Name, Age and Address            of Service                Past 5 Years              Other Directorships Held
          ----------------------------------------------------------------------------------------------------------------
          Interested Trustees

          *Lee T. Kranefuss (42)          Interested Trustee,   Chief Executive Officer of       Director (since June 18,
          Barclays Global Investors       Chairman, and         the Individual Investor          2003) of iShares, Inc.;
          45 Fremont Street               President (since      Business of Barclays Global      Board of Trustees for
          San Francisco, CA 94105         June 18, 2003)        Investors, N.A.; The Boston      Barclays Global Investors
                                                                Consulting Group (until          Funds and Master
                                                                1997).                           Investment Portfolio
                                                                                                 (since 2001).

          *Nathan Most (89)               Interested            Consultant to BGI                Director (since 1996) and
          P.O. Box 193                    Trustee (since        (1998-present), American         President (1996-2002) of
          Burlingame, CA 94011            December 16, 1999)    Stock Exchange (1996-2000)       iShares, Inc.
                                                                and the Hong Kong Stock
                                                                Exchange (1998 to present);
                                                                Consultant to the Amsterdam
                                                                Stock Exchange (1997-1998);
                                                                Consultant to the Pacific
                                                                Stock Exchange (1997-1998).

          *John E. Martinez (42)          Interested            Co-CEO of Global Index and       Director (since December
          444 Yale Avenue                 Trustee (since        Markets Group of BGI             5, 2003) of iShares, Inc.;
          Kensington, CA 94708            December 5, 2003)     (2001-2003); Chairman of         Director (since November
                                                                Barclays Global Investors        2003) of Barclays Global
                                                                Services (2000-2003); CEO of     Investors UK Holdings.
                                                                Capital Markets Group of
                                                                Barclays Global Investors
                                                                (1996-2001).

                                          POSITION(S), LENGTH   PRINCIPAL OCCUPATION(S) DURING
             NAME, AGE AND ADDRESS            OF SERVICE                PAST 5 YEARS              OTHER DIRECTORSHIPS HELD
          ----------------------------------------------------------------------------------------------------------------
          Independent Trustees

          John B. Carroll (68)            Trustee (since        Retired Vice President of        Director (since 1996) of
          520 Main Street                 January 1, 2002)      Investment Management            iShares, Inc.; Trustee and
          Ridgefield, CT 06877                                  (1984-2000) of Verizon           member of the Executive
                                                                Corporation; Advisory Board      Committee (since 1991) of
                                                                member of Ibbotson               The Common Fund
                                                                Associates (1992-1998);          Institutional Funds, a
                                                                former Vice Chairman and         non-profit organization;
                                                                Executive Committee Member       Member of the Board of
                                                                (1994-1998) of the Committee     Managers of JP Morgan
                                                                on Investment of Employee        Private Equity Funds.
                                                                Benefit Assets of the
                                                                Financial Executive
                                                                Institute.

          Richard K. Lyons (42)           Trustee (since        Professor, University of         Director (since 2001) of
          Haas School of Business,        February 15, 2000)    California, Berkeley: Haas       iShares, Inc.; Board of
          UC Berkeley                                           School of Business (since        Trustees: Matthews Asian
          Berkeley, CA 94720                                    1993); Consultant for IMF        Funds since 1995 (oversees
                                                                World Bank, Federal Reserve      6 portfolios).
                                                                Bank, and Citibank N.A.
                                                                (since 2000).

          George C. Parker (64)           Trustee (since        Dean Witter Distinguished        Director (since 2001) of
          Graduate School of Business     February 15, 2000)    Professor of Finance (since      iShares, Inc.; Board of
          (Room K301)                                           1994); Associate Dean for        Directors: Affinity Group
          Stanford University                                   Academic Affairs, Director       (since 1998); Bailard,
          521 Memorial Way                                      of MBA Program, and              Biehl and Kaiser, Inc.
          Stanford, CA 94305                                    Professor, Stanford              (since 1985); California
                                                                University: Graduate School      Casualty Group of
                                                                of Business (1993-2001).         Insurance Companies (since
                                                                                                 1978); Continental
                                                                                                 Airlines, Inc. (since
                                                                                                 1996); Community First
                                                                                                 Financial Group (since
                                                                                                 1995); Dresdner/RCM Mutual
                                                                                                 Funds (1994-2002); Tyon
                                                                                                 Ranch Company (since 1999).

          W. Allen Reed (56)              Trustee (since        President and Chief              Director (since 1996) of
          General Motors Investment       January 1, 2002)      Executive Officer (since         iShares, Inc.; Director
          Management Corp.                                      1994) of General Motors          (since 1994) of General
          767 Fifth Avenue                                      Investment Management            Motors Investment
          New York, NY 10153                                    Corporation.                     Management Corporation;
                                                                                                 Director (1995-1998) of
                                                                                                 Taubman Centers, Inc. (a
                                                                                                 real estate investment
                                                                                                 trust); Director (since
                                                                                                 1992) of FLIR Systems (an
                                                                                                 imaging technology
                                                                                                 company); Director (since
                                                                                                 1994) of General Motors
                                                                                                 Acceptance Corporation;
                                                                                                 Director (since 1994) of
                                                                                                 GMAC Insurance Holdings,
                                                                                                 Inc.; Director (since
                                                                                                 1995) of Global Emerging
                                                                                                 Markets Fund; Director
                                                                                                 (since 2000) of Temple
                                                                                                 Inland Industries;
                                                                                                 Chairman (since 1995) of
                                                                                                 the Investment Advisory
                                                                                                 Committee of Howard
                                                                                                 Hughes Medical Institute.

          Officer

          Michael Latham (38)             Secretary,            Director of Mutual Fund          None.
          Barclays Global Investors       Treasurer and         Delivery in the U.S.
          45 Fremont Street               Principal             Individual Investor Business
          San Francisco, CA 94105         Financial Officer     of BGI (since 2000); Head of
                                                                Operations, BGI Europe
                                                                (1997-2000).

--------------------------------------------------------------------------------
page 14                                                                  iShares

The following table sets forth, as of December 31, 2002, the dollar range of equity securities in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust that are beneficially owned by each Trustee.

Name of Trustee         Name of Fund                            Dollar Range of        Aggregate Dollar Range of
                                                                Equity Securities in   Equity Securities in All
                                                                the Fund               Registered Investment
                                                                                       Companies Overseen by
                                                                                       Trustee in Family of
                                                                                       Investment Companies
----------------------------------------------------------------------------------------------------------------
Garrett F. Bouton*      iShares MSCI EAFE                       Over $100,000          Over $100,000
                        iShares Russell 2000 Growth             Over $100,000
----------------------------------------------------------------------------------------------------------------
John B. Carroll         None                                    Not Applicable         Not Applicable
----------------------------------------------------------------------------------------------------------------
Richard K. Lyons        iShares S&P 500                         $1- $10,000            Over $100,000
                        iShares Lehman 1-3 Year Treasury Bond   Over $100,000
                         Fund
----------------------------------------------------------------------------------------------------------------
Nathan Most             iShares Russell 2000                    Over $100,000          Over $100,000
                        iShares S&P Midcap 400                  Over $100,000
----------------------------------------------------------------------------------------------------------------
George C. Parker        iShares Dow Jones U.S. Technology       $10,001- $50,000       Over $100,000
                         Sector
                        iShares MSCI France                     $10,001 - $50,000
                        iShares MSCI South Korea                $10,001 - $50,000
                        iShares MSCI Mexico                     $10,001 - $50,000
                        iShares MSCI Singapore                  $10,001 - $50,000
                        iShares MSCI United Kingdom             $10,001 - $50,000
                        iShares Russell 1000 Value              Over $100,000
                        iShares S&P 100 Index                   $50,001 - $100,000
                        iShares S&P Global 100                  $10,001 - $50,000
                        iShares S&P MidCap 400/Barra Value      $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------
W. Allen Reed           None                                    Not Applicable         Not Applicable
----------------------------------------------------------------------------------------------------------------

* Served as Trustee through June 17, 2003.

None of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members own beneficially or of record any securities of BGFA (the Fund's investment adviser), SEI (the Fund's distributor) or any person controlling, controlled by or under control with, BGFA or SEI.

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit and Nominating Committees of the Board. The purposes of the Audit Committee are to assist the Board of Trustees (1) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) in its oversight of the Trust's/Company's financial statements and the independent audit thereof; (3) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (4) in evaluating the independence of the independent accountants.

The Nominating Committee nominates individuals for Independent Trustee membership on the Board of Trustees. The Nominating Committee evaluates candidates' qualifications for board membership, including their independence from the investment adviser and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate. In addition, the Nominating Committee periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Trustees. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "1934 Act"), in conjunction with a shareholder meeting to consider the election of Trustees.

Approval of Investment Advisory Contract. Under Section 15(c) of the 1940 Act, the Board is generally required to approve the Trust's investment advisory contract with BGFA (the "Investment Advisory Agreement") annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Investment Advisory Agreement. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

Before approving the Investment Advisory Agreement, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Investment Advisory Agreement as well as any other servicing relationships between the Trust and BGFA or its affiliates. The Board analyzed the Trust's contractual fees, including the investment advisory fee, as well as co-administration and Rule 12b-1 distribution fees, if any.

The Board also reviewed statistical information regarding the expenses of the Fund. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. In addition to the expense information for the Fund, the Board reviewed the advisory fee, other fees and total expense ratio information for a group of funds that the BGFA determined was similar to the Fund ("Peer Group").

During its review, the Board considered the advisory fees to be paid by the Fund as well as the total fees to be paid to BGFA and its affiliates for advisory and other services provided to the Fund. The Board also reviewed information pertaining to the fee structure for the Fund and considered whether alternative fee structures (i.e., breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in the Fund's asset levels.

In addition, the Board analyzed BGFA's background and services that it provides to the Fund. For example, the Board reviewed and discussed the investment philosophy and experience of BGFA. The Board also considered the background and experience of the senior management of BGFA and the level of attention given to the Fund by senior investment personnel of BGFA. In addition to the above considerations, the Board also analyzed BGFA's indexing strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from BGFA and reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Fund. The Board recognized that BGFA has the size, visibility and resources to attract and retain highly qualified investment professionals. Similarly, the Board reviewed BGFA's ability to provide a competitive compensation package to its employees such that each entity would be able to attract and retain high-quality employees.

Based on the above analysis, the Board determined that the Investment Advisory Agreement for the Fund, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination was based on the following factors as discussed above: (i) level of profits that may be realized by BGFA from its advisory arrangement with the Fund; (ii) an analysis of advisory fees paid by the Fund compared to other similar funds; (iii) the scope of BGFA's background and experience; and (iv) the quality of services provided by BGFA.

Remuneration of Trustees. The Trust pays each Independent Trustee an annual fee of $32,500 for meetings of the Board attended by the Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the compensation paid to each Trustee for the calendar year ended December 31, 2003:

                              Aggregate        Pension or
                              Estimated        Retirement                          Total Estimated
                             Compensation   Benefits Accrued   Estimated Annual     Compensation
                               from the     As Part of Trust     Benefits Upon      From the Fund
Name of Trustee                 Trust          Expenses***       Retirement***    and Fund Complex*
---------------              ------------   ----------------   ----------------   -----------------
Garrett F. Bouton****.....   $          0    Not Applicable     Not Applicable    $               0
John B. Carroll...........   $     32,500    Not Applicable     Not Applicable    $          65,000
Lee T. Kranefuss/1/          $          0    Not Applicable     Not Applicable    $               0
Richard K. Lyons..........   $     32,500    Not Applicable     Not Applicable    $          90,000**
John E. Martinez/2/          $     16,250    Not Applicable     Not Applicable    $          16,250
Nathan Most...............   $     32,500    Not Applicable     Not Applicable    $          65,000
George G.C. Parker........   $     32,500    Not Applicable     Not Applicable    $          65,000
W. Allen Reed.............   $     32,500    Not Applicable     Not Applicable    $          65,000

* Includes compensation as Director of iShares, Inc., an investment company with 24 investment portfolios also advised by BGFA.
** Includes compensation as Trustee for Barclays Global Investors Funds and Master Investment Portfolio, investment companies with 25 portfolios also advised by BGFA.
*** No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
**** Served as Trustee through June 17, 2003.
/1/  Trustee since June 18, 2003.
/2/  Trustee since June 18, 2003.

--------------------------------------------------------------------------------
page 16                                                                  iShares

Investment Advisor. BGFA serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement between the Trust and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment advisor under the Investment Advisers Act of 1940. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

The Investment Advisory Agreement between the Trust and BGFA was most recently renewed by the Board of Trustees on June 17, 2003 and approved with respect to the Fund on September 12, 2003. In making the determination to approve the Investment Advisory Agreement, the Board considered the qualifications of BGFA to provide advisory services, an analysis of BGFA's profitability, and the reasonableness of the advisory fees paid to BGFA in relation to the services provided and the advisory fees paid by other comparable mutual funds. Based on these considerations, the Board concluded that the terms of the Investment Advisory Agreement are fair and reasonable with respect to the Trust, are in the best interests of the Trust's shareholders, and are similar to those that could have been obtained through arm's length negotiations.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, any brokerage commissions and other expenses connected with the execution of portfolio transactions, any distribution fees and extraordinary expenses. For its investment management services to the iShares FTSE/Xinhua China 25 Index Fund, BGFA will be paid a management fee at the annual rate (as a percentage of the Fund's aggregate net assets) of 0.74%.

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60-days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the iShares, but (ii) would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment advisor, administrator, transfer agent or custodian to the Fund or from purchasing iShares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

Code of Ethics. The Trust, BGFA, and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. Investors Bank & Trust Company ("Investors Bank") serves as Administrator, Custodian and Transfer Agent for the Fund. Its principal address is 200 Clarendon Street, Boston, MA 02111. Under the Administration Agreement with the Trust, Investors Bank provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Fund. In addition, Investors Bank makes available the office space, equipment, personnel and facilities required to provide such services. Under the Custodian Agreement with the Trust, Investors Bank maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. Investors Bank is required, upon the order of the Trust, to deliver securities held by Investors Bank and to make payments for securities purchased by the Trust for the Fund. Also, under a Delegation Agreement, Investors Bank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, Investors Bank acts as a transfer agent for the Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, Investors Bank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

Distributor. SEI Investments Distribution Co. (the "Distributor") is the distributor of iShares. Its address is 1 Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes iShares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. iShares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below in the Creation and Redemption of Creation Units Aggregations section. iShares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD").

The Distribution Agreement for the Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least 60-days' written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of iShares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or investor services organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of iShares.

Index Provider. FTSE/Xinhua Index Limited ("FXI") is a Hong Kong incorporated, joint venture company between FTSE, the global index company, and Xinhua Financial Network. The company was created to facilitate the development of real-time indices for the Chinese market that can be used as performance benchmarks and as a basis for index tracking funds.

FTSE Group is an independent company whose sole business is the creation and management of indices and associated data services. The company originated as a joint venture between the Financial Times and the London Stock Exchange. FTSE calculates over 60,000 indices daily, including more than 600 real-time indices.

Xinhua Financial Network ("XFN") is an independent financial information provider that focuses on China's markets. XFN is based in Hong Kong and Beijing.

Brokerage Transactions

The policy of the Trust regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, BGFA relies upon its experience and knowledge regarding commissions generally charged by various brokers.

In seeking to implement the Trust's policies, BGFA effects transactions with those brokers and dealers that BGFA believes provide the most favorable prices and are capable of providing efficient executions. BGFA and its affiliates do not participate in soft dollar transactions.

The Trust may execute brokerage or other agency transactions through affiliates that are registered broker-dealers, for commissions, in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under these provisions, affiliates of BGFA are permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the affiliate and the Trust expressly permitting the affiliate of BGFA to receive and retain such compensation. These rules further require that the commissions paid by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts

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page 18                                                                  iShares
which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including the Independent Trustees, have adopted procedures for evaluating the reasonableness of commissions paid and will review these procedures periodically.

The Trust will not deal with affiliates in principal transactions unless permitted by the applicable SEC rule or regulation or by SEC exemptive order.

BGFA assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by BGFA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for the Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

Additional Information Concerning the Trust

Shares. The Trust was established as a Delaware statutory trust on December 16, 1999. The Trust currently is comprised of over 50 funds. Each fund issues shares of beneficial interest, with no par value. The Board may designate additional funds. Each fund is currently registered with the SEC as an open-end management investment company.

Each iShare issued by a fund has a pro rata interest in the assets of that fund. iShares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each iShare is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each iShare has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. iShares of all funds vote together as a single class except that, if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All iShares (regardless of the fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of iShares of a fund and immediately prior to the commencement of trading in such fund's iShares, a holder of iShares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the iShares of the Fund may be subject to the reporting provisions of Section 13 of the Exchange Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and Trustees of the Fund and beneficial owners of 10% of the iShares of the Fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of
Section 16 of the Exchange Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the Exchange Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board or the affirmative vote of a super majority of the holders of the Trust or the Fund. Although the iShares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of iShares in a Creation Unit Aggregation. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the iShares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

DTC Acts as Securities Depository for the iShares. iShares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of iShares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of iShares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the iShares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding iShares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all iShares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in iShares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of iShares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name", and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such iShares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to iShares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Unit Aggregations

Creation. The Trust issues and sells iShares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

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page 20                                                                  iShares

A "Business Day" with respect to the Fund is any day on which the NYSE is open for trading. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities"), which constitutes a substantial replication, or a portfolio sampling representation, of the stocks involved in the relevant Fund's Underlying Index, and an amount of cash (the "Cash Component") computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the iShares (per Creation Unit Aggregation) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BGFA, through the National Securities Clearing Corporation ("NSCC"), makes available on each Business Day, prior to the opening of business on the NYSE (currently 9:30 am, Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the relevant Underlying Index.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a "cash in lieu" amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index being tracked by the relevant Fund or resulting from certain corporate actions.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant". Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All iShares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create iShares must be placed for one or more Creation Unit Aggregations. Orders to create Creation Unit Aggregations of the Fund cannot be placed through the Clearing Process. All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of iShares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations of the Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders. Fund Deposits will not be made either through the Clearing Process or through DTC. Investors Bank shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the Listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 110%, which BGFA may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the iShares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by BGFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, Investors Bank, the Distributor or BGFA make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, Investors Bank or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator

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page 22                                                                  iShares
of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, Investors Bank, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units of iShares. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the creation transaction fees for the Fund.

                                              Standard       Maximum
                                              Creation      Creation
                                            Transaction   Transaction
Name of Fund                                    Fee*          Fee*
------------                                -----------   -----------
iShares FTSE/Xinhua China 25 Index Fund     $             $

  * If a Creation Unit is purchased outside the usual process through the NSCC or for cash, a variable fee will be charged of up to four times the Standard Creation or Redemption Transaction Fee.

Redemption of iShares in Creation Units Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through Investors Bank and only on a Business Day. The Fund will not redeem iShares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough iShares in the secondary market to constitute a Creation Unit Aggregation in order to have such iShares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit Aggregation.

BGFA, through the Distributor, makes available immediately prior to the opening of business on the NYSE (currently 9:30 am, Eastern time) on each Business Day, the identity of the fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the iShares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater then the NAV of the iShares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the iShares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The redemption transaction fees for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The following table sets forth the redemption transaction fee for the Fund.

                                             Standard      Maximum
                                            Redemption    Redemption
                                           Transaction   Transaction
Name of Fund                                   Fee*          Fee*
------------                               -----------   -----------
iShares FTSE/Xinhua China 25 Index Fund    $             $

  * If a Creation Unit is redeemed outside the usual process through the NSCC or for cash, a variable fee will be charged of up to four times the Standard Creation or Redemption Transaction Fee.

Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations of the Fund must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if (i) such order is received by Investors Bank not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of iShares of the Fund specified in such order, which delivery must be made through DTC to Investors Bank no later than 10:00 am, Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. [See below for a list of the local holidays in the foreign countries relevant to the Fund.]

In connection with taking delivery of shares of Fund Securities upon redemption of iShares of the Fund, a redeeming Beneficial Owner or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Transfer Agent, on behalf of the Fund, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing iShares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 105%, which BGFA may change from time to time, of the value of the missing iShares. The current procedures for collateralization of missing iShares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by Investors Bank and marked to market daily, and that the fees of Investors Bank and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the Fund, to purchase the missing iShares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by Investors Bank according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to Investors Bank by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of iShares of the Fund are delivered to Investors Bank prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Investors Bank on such Transmittal Date. If, however, a redemption order is submitted to Investors Bank by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of iShares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the iShares of the Fund are delivered through DTC to Investors Bank by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such iShares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its iShares based on the NAV of iShares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund

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page 24                                                                  iShares

Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of iShares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the iShares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the Portfolio Securities of the Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase and sell iShares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Foreign Market Hours

China
Primary Exchange Trading Hours - Monday through Friday, Hong Kong 10:00-12:30, 14:30-16:00

Regular Holidays. The dates in calendar year 2004 in which the regular holidays affecting the relevant securities markets of the below listed country are as follows:

China

     January 1    January 23   January 27   May 5       October 2   October 6
     January 2    January 24   January 28   May 6       October 3   October 7
     January 3    January 25   May 3        May 7       October 4
     January 22   January 26   May 4        October 1   October 5

            Settlement Periods Greater than Seven Days for Year 2004

           Country   Trade  Date   Settlement   # of  Calendar  Days
           -------   -----------   ----------   --------------------
           China         1/19/04      1/29/04             10
                         1/20/04      1/30/04             10
                         1/21/04       2/2/04             12
                         4/28/04      5/10/04             12
                         4/29/04      5/11/04             12
                         4/30/04      5/12/04             12
                         9/28/04      10/8/04             10
                         9/29/04     10/11/04             12
                         9/30/04     11/12/04             12

Taxes

RIC Qualifications. The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than

10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the Fund (within the meaning of Section 851(b)(3)(B) of the Internal Revenue Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. Government securities or the securities of other regulated investment companies).

Taxation of RICs. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should qualify as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis in the iShares and result in a higher capital gain or lower capital loss when those iShares on which the distribution was received are sold.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year (taking into account any net capital loss carryforwards) plus 98% of its capital gain net income for the twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Section 351. The Trust on behalf of the Fund has the right to reject an order for a purchase of iShares if the purchaser (or group of purchasers) would, upon obtaining the iShares so ordered, own 80% or more of the outstanding iShares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the iShares on which the dividend was paid for more than 60 days during the 120-day period that begins on the date that is 60 days before the date on which the iShares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2008. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. Fund dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

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page 26                                                                  iShares

Net Capital Loss Carryforwards (Unaudited). Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Funds Holding Foreign Investments. The Fund may be subject to foreign income taxes withheld from distributions it receives on any foreign securities it holds. It is unlikely that the Fund will be permitted to "pass through" these foreign taxes to its shareholders. Accordingly, the Fund may either take a deduction for the foreign taxes it has paid in computing its investment company taxable income or credit the foreign taxes against its U.S. federal income tax liability, if any.

Federal Tax Treatment of Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required, for federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement for the Fund to qualify as a RIC.

The Fund intends to distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of iShares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Determination of NAV

The NAV of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by Investors Bank and determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open for trading.

In computing the Fund's NAV, the Fund's securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by BGFA in accordance with procedures adopted by the Board.

Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities will be determined in accordance with the above discussed valuation procedures, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of investment companies, other than investment companies whose shares are traded on an exchange, will be valued at the fund's published net asset value per share.

Securities and other assets for which current market quotations are not readily available will be valued at fair value by BGI in accordance with BGI's pricing policy. The Board has expressly delegated the authority and duty to make such fair value determinations to BGI; however, the Board is responsible for the oversight of BGI and retains the authority to make any valuation decisions as the Board deems appropriate.

The approximate value of iShares of the Fund is disseminated every fifteen seconds throughout the trading day by the applicable listing exchange or other information providers, such as Bloomberg. This approximate value should not be viewed as a "real-time" update of the NAV of the Fund, because it may not be calculated in the same manner as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and makes no warranty as to its accuracy.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on iShares are distributed on a pro rata basis to Beneficial Owners of such iShares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole iShares of the same Fund purchased in the secondary market.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this Statement of Additional Information, the Fund had no financial information to report.

Miscellaneous Information

Counsel. Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, DC, 20004, is counsel to the Trust.

Independent Auditors. ______________ serves as the independent accountants of the Trust. They audit the Fund's financial statements and may perform other services.

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page 28                                                                  iShares